Exhibit 3.39

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:08 PM 07/21/2009
FILED 04:04 PM 07/21/2009
SRV 090715679 - 4711859 FILE

CERTIFICATE OF FORMATION

OF

HHI POWERTRAIN, LLC

Pursuant to 6 Del. C. § 18-201

1.                                      The name of the limited liability company is HHI Powertrain, LLC.

2.                                      The address of the registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

3.                                      The term of the limited liability company shall be perpetual.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 21st day of July, 2009.

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:37 PM 08/11/2009
FILED 12:34 PM 08/11/2009
SRV 090769432 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI POWERTRAIN, LLC

1.                            The name of the limited liability company is HHI Powertrain, LLC.

2.                            The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HH1 Finance, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 11th day of August, 2009.

HHI POWERTRAIN, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:30 PM 08/12/2009
FILED 03:21 PM 08/12/2009
SRV 090774171 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI FINANCE, LLC

1.                                 The name of the limited liability company is HHI Finance, LLC.

2.                                 The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HHI Funding, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 12th day of August, 2009.

HHI FINANCE, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 09/30/2009
FILED 09:57 AM 09/30/2009
SRV 090896272 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI FUNDING, LLC

1.                                 The name of the limited liability company is HHI Funding, LLC.

2.                                 The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HHI FormTech, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 30th day of September, 2009.

HHI FUNDING, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person